UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2024

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9700	94-3025021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Schwab Way, Westlake, Texas 76262
(Address of principal executive offices, including zip code)

(817) 859-5000

(Registrant’s telephone number, including area code.)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On July 24, 2024, the Board of Directors (the “Board”) of The Charles Schwab Corporation (the “Company”) appointed Michael Verdeschi to succeed Peter B. Crawford as the Company’s Managing Director and Chief Financial Officer, effective as of October 1, 2024.

Mr. Verdeschi, age 56, has served as Managing Director and Deputy Chief Financial Officer of the Company since May 2024. Prior to joining the Company, Mr. Verdeschi spent over 30 years with Citigroup, Inc., a leading global bank, where he most recently served as Treasurer from 2017 to October 2023 and as the Chief Investment Officer from 2015 to 2017. Mr. Verdeschi holds a Master of Business Administration degree in finance and a Bachelor of Business Administration degree in finance from Iona University.

As Managing Director and Chief Financial Officer, Mr. Verdeschi is eligible to receive the following: (i) an annual base salary of $900,000, (ii) a target annual bonus for 2024 equal to 250% of his base salary, pro-rated based on his employment during 2024, (iii) relocation benefits up to $429,000, and (iv) an annual equity award for 2025 with a target of $4.35 million. In June 2024, Mr. Verdeschi received an initial equity grant of 59,849 restricted stock units, which vest ratably over four years.

Mr. Verdeschi was not appointed pursuant to any arrangement or understanding between him and any other person. Mr. Verdeschi does not have any family relationships with any director or executive officer of the Company, and there are no transactions in which Mr. Verdeschi has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2024	THE CHARLES SCHWAB CORPORATION

	By:	/s/ Peter J. Morgan III
Peter J. Morgan III
Managing Director, General Counsel and Corporate Secretary